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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 13, 2003
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                             COACHMEN INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

   INDIANA                         1-7160                  35-1101097
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(State or other                 (Commission File          (IRS Employer
 jurisdiction                       Number)             Identification No.)
of incorporation)

2831 Dexter Drive
ELKHART, INDIANA                                                 46514
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(Address of principal executive offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (574) 262-0123
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On November 13, 2003, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's Board of Directors has declared a $.06 per share regular quarterly dividend.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    EXHIBITS:

               99.1   Press Release dated November 13, 2003.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COACHMEN INDUSTRIES, INC.



                                  By: /s/ RICHARD M. LAVERS
                                      Richard M. Lavers, Executive Vice
                                      President, General Counsel and
                                      Secretary



Date: November 13, 2003

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                                  EXHIBIT INDEX


EXHIBIT                                                         SEQUENTIALLY
NUMBER                       DESCRIPTION                       NUMBERED PAGE
------                       -----------                       -------------
99.1                  Press Release dated November 13, 2003          5






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